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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      DECEMBER 1, 2004 (NOVEMBER 24, 2004)

                    BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)


              TEXAS                     333-100125              71-0897614
 (State or other jurisdiction of       (Commission          (I.R.S. Employer
  incorporation or organization)       File Number)        Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (866) 655-1620
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On November 24, 2004, Behringer Harvard Short-Term Opportunity Fund I LP (the "Registrant") entered into an assignment from Harvard Property Trust, LLC, an affiliated entity, of a contract to purchase the Lakeway Inn Conference Resort (the "Lakeway Inn") from YCP Lakeway, L.P. and YCP Lakeway Operator, Inc. (collectively the "Sellers"). The Sellers are not affiliated with the Registrant. The Lakeway Inn consists of a six-story hotel building, seventeen cabana room buildings, two conference room buildings and a two-story parking garage. The Lakeway Inn has 239 guestrooms and is located on approximately 16.5 acres of land in Austin, Texas. The contract price for the Lakeway Inn is $14,000,000, excluding closing costs. The Registrant intends to use proceeds from its public offering of limited partnership units to pay a portion of the purchase price and the remaining amount will be financed. An earnest money deposit of $1,000,000 was made by the Registrant on November 29, 2004, and an additional earnest money deposit of $500,000 will be paid on or before December 26, 2004.

        The consummation of the purchase of the Lakeway Inn is subject to substantial conditions. The Registrant's decision to consummate the acquisition of the Lakeway Inn will generally depend upon:

        o the satisfaction of the conditions to the acquisition contained in the relevant contracts;
        o no material adverse change occurring relating to the property or in the local economic conditions;
        o the Registrant's receipt of sufficient net proceeds from the offering of its limited partnership units to the public and financing proceeds to make this acquisition; and
        o the Registrant's receipt of satisfactory due diligence information including appraisals and environmental reports.

        Other properties may be identified in the future that the Registrant may acquire before or instead of the Lakeway Inn. At the time of this filing, the Registrant cannot make any assurances that the closing of this acquisition is probable.

        In evaluating the Lakeway Inn as a potential acquisition and determining the appropriate amount of consideration to be paid for the property, the Registrant has considered a variety of factors including overall valuation of net income, location, demographics and price per square foot. The Registrant believes that this property is well located, has acceptable roadway access, is well maintained and has been professionally managed. The Lakeway Inn will be subject to competition from similar hotels within its market area, and its economic performance could be affected by changes in local economic conditions. The Registrant did not consider any other factors materially relevant to the decision to acquire this property.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

        (C) EXHIBITS.

        The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

        99.1 Purchase and Sale Agreement by and between YCP Lakeway, L.P., YCP Lakeway Operator, Inc. and Harvard Property Trust, LLC dated November 24, 2004 as assigned by Harvard Property Trust, LLC to Behringer Harvard Short Term Opportunity Fund I LP on November 24, 2004.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                    FUND I LP

                                    By:   Behringer Harvard Advisors II LP
                                               Co-General Partner



Dated:  December 1, 2004            By:           /s/ Gary S. Bresky
                                         ---------------------------------------
                                         Gary S. Bresky
                                         Chief Financial Officer and Treasurer





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